UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________________
FORM 8-K
 _____________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 3, 2023
 ___________________________________________________________________________________
GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

_____________________________________________________________________________________
Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas New York, New York	10020 (ZIP Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
  _____________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	GHL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2.	Financial Information.
Item 2.02. Results of Operations and Financial Condition
On May 3, 2023 Greenhill & Co., Inc. ("Greenhill" or the "Firm") issued a press release announcing its financial results for the first quarter ended March 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) Greenhill & Co., Inc. (“Greenhill”) held its annual meeting of stockholders on May 2, 2023 (the “Annual Meeting”).
(b) At the Annual Meeting, Greenhill’s stockholders voted on (1) the election of directors, (2) an advisory vote to approve Greenhill's named executive officer compensation, ("Say on Pay"), (3) an advisory vote to approve the annual frequency of a say-on-pay vote, (4) the ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2023 and (5) a stockholder proposal for an independent board chairman.
The votes cast by the holders of Greenhill’s common stock on each of the foregoing proposals were as follows:
Proposal 1 – Election of directors.
Greenhill’s stockholders elected the following five directors to each serve a one-year term. The final tabulation of votes with respect to each nominee for office was as follows:

Nominee	For	Withheld	Abstain	Broker Non-Votes
Scott L. Bok	12,267,722	193,154	7,643	4,270,595
Meryl D. Hartzband	12,312,725	142,921	13,873	4,270,595
John D. Liu	12,258,802	206,928	3,789	4,270,595
Ulrika M. Ekman	12,264,927	191,463	13,129	4,270,595
Kevin T. Ferro	12,281,343	174,302	13,874	4,270,595
Proposal 2 — Advisory vote to approve Greenhill’s named executive officer compensation.
Greenhill’s stockholders approved the non-binding, advisory vote on named executive officer compensation (“Say-on-Pay”) based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
11,980,072	470,309	9,138	4,270,595
Proposal 3 — Advisory vote on Say-on-Pay Frequency
Greenhill’s stockholders approved the non-binding, advisory vote on Say-on-Pay frequency based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
12,155,023	299,161	15,355	4,270,595
Proposal 4 — Ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2023.
Greenhill’s stockholders ratified the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2023 based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
16,661,407	76,657	2,050	—

Proposal 5 — Stockholder Proposal - Independent Board Chairman
Greenhill’s stockholders voted against the Stockholder Proposal based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
3,689,202	8,572,978	7,339	4,270,595

Section 9.	Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)          Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated May 3, 2023.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated May 3, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: May 3, 2022	By:	/s/ MARK R. LASKY
Name: Mark R. Lasky
Title: Chief Financial Officer